Exhibit 99.1

Cincinnati Bell Inc.

Segment Information

(Unaudited)

(dollars in millions)

	2005					2006					2007
	Three months ended					Three months ended					Three months ended
Wireline	Mar 31	Jun 30	Sep 30	Dec 31	Annual	Mar 31	Jun 30	Sep 30	Dec 31	Annual	Mar 31	Jun 30	YTD
Revenue
Voice - local service	$125.9	$124.4	$121.4	$120.3	$491.9	$118.7	$116.7	$115.2	$113.4	$463.9	$112.7	$110.3	$223.0
Data	53.2	54.2	54.9	56.9	219.2	56.6	58.8	60.7	62.0	238.2	62.5	63.5	126.0
Long distance	17.1	17.3	17.5	17.6	69.5	17.9	18.1	18.0	17.8	71.8	18.7	19.8	38.5
Other	9.0	9.5	9.3	9.3	37.1	8.8	9.8	8.6	9.2	36.5	9.8	10.5	20.3

Total revenue	205.2	205.4	203.1	204.1	817.7	202.0	203.4	202.5	202.4	810.4	203.7	204.1	407.8

Operating costs and expenses
Cost of services and products	64.1	65.0	64.2	67.0	260.1	65.3	63.6	65.9	69.1	264.1	65.5	67.7	133.1
Selling, general and administrative	37.7	35.9	36.4	33.3	143.3	34.5	36.2	37.7	37.0	145.5	37.9	38.4	76.3
Depreciation and amortization	27.5	27.3	27.6	27.6	110.1	26.1	26.0	27.2	26.9	106.2	25.8	26.0	52.0
Restructuring charges	—	—	—	1.5	1.5	—	—	3.0	(0.2)	2.8	2.4	—	2.4

Total operating costs and expenses	129.3	128.2	128.2	129.4	515.0	125.9	125.8	133.8	132.8	518.6	131.6	132.1	263.8

Operating income	$75.9	$77.2	$74.9	$74.7	$302.7	$76.1	$77.6	$68.7	$69.6	$291.8	$72.1	$72.0	$144.0

	2005					2006					2007
	Three months ended					Three months ended					Three months ended
Wireless	Mar 31	Jun 30	Sep 30	Dec 31	Annual	Mar 31	Jun 30	Sep 30	Dec 31	Annual	Mar 31	Jun 30	YTD
Revenue
Service	$55.6	$55.3	$52.3	$51.5	$214.8	$55.3	$59.9	$59.3	$61.3	$235.7	$62.2	$67.4	$129.7
Equipment	5.6	5.0	5.9	6.3	22.7	6.5	6.5	5.7	7.5	26.3	6.3	6.1	12.3

Total revenue	61.2	60.3	58.2	57.8	237.5	61.8	66.4	65.0	68.8	262.0	68.5	73.5	142.0

Operating costs and expenses
Cost of services and products	29.3	28.0	34.9	37.1	129.3	36.2	38.1	35.4	36.3	146.1	34.7	37.4	72.1
Selling, general and administrative	13.4	13.6	14.2	14.9	56.1	14.3	15.1	15.8	17.4	62.6	17.1	16.5	33.6
Depreciation and amortization	14.9	20.2	13.2	13.1	61.5	7.5	8.7	7.5	9.4	33.1	9.2	9.3	18.4
Asset impairments and other charges	23.7	—	—	18.6	42.3	—	—	—	—	—	—	—	—

Total operating costs and expenses	81.3	61.8	62.3	83.7	289.2	58.0	61.9	58.7	63.1	241.8	61.0	63.2	124.1

Operating income/(loss)	$(20.1)	$(1.5)	$(4.1)	$(25.9)	$(51.7)	$3.8	$4.5	$6.3	$5.7	$20.2	$7.5	$10.3	$17.9

	2005					2006					2007
	Three months ended					Three months ended					Three months ended
Technology Solutions	Mar 31	Jun 30	Sep 30	Dec 31	Annual	Mar 31	Jun 30	Sep 30	Dec 31	Annual	Mar 31	Jun 30	YTD
Revenue
Telecom and IT equipment distribution	$17.2	$43.0	$31.4	$35.1	$126.7	$26.5	$45.3	$42.6	$47.8	$162.2	$32.4	$39.7	$72.1
Data center and managed services	7.2	9.0	10.3	10.6	37.1	10.6	11.3	12.8	12.7	47.4	14.4	15.4	29.8
Professional services	2.7	2.5	1.8	1.8	8.9	1.7	1.6	1.9	1.8	7.0	1.7	2.4	4.1

Total revenue	27.1	54.5	43.5	47.5	172.7	38.8	58.2	57.3	62.3	216.6	48.5	57.5	106.0

Operating costs and expenses
Cost of services and products	20.3	45.1	35.6	38.4	139.5	30.5	48.0	45.8	50.9	175.2	37.9	45.7	83.6
Selling, general and administrative	4.1	4.5	4.4	4.4	17.4	5.2	5.4	5.4	5.9	21.9	6.8	6.3	13.1
Depreciation and amortization	0.5	0.6	0.7	0.6	2.3	0.8	1.0	0.9	1.0	3.7	1.3	1.5	2.8
Restructuring charges	—	—	—	0.1	0.1	—	—	—	—	—	—	—	—
Asset impairments and other charges	(0.1)	—	—	0.1	—	—	—	—	—	—	—	—	—

Total operating costs and expenses	24.8	50.2	40.7	43.6	159.3	36.5	54.4	52.1	57.8	200.8	46.0	53.5	99.5

Operating income	$2.3	$4.3	$2.8	$3.9	$13.4	$2.3	$3.8	$5.2	$4.5	$15.8	$2.5	$4.0	$6.5

Note:    The summation of quarterly results will not necessarily equal the annual and YTD totals due to rounding.

Cincinnati Bell Inc.

Segment Information

(Unaudited)

(dollars in millions)

	2007
	Three months ended
	Mar 31	Jun 30	YTD
Revenue
Wireline	$203.7	$204.1	$407.8
Wireless	68.5	73.5	142.0
Technology Solutions	48.5	57.5	106.0
Corporate and eliminations	(5.4)	(6.0)	(11.4)

Total revenue	$315.3	$329.1	$644.4

Cost of Services and Products
Wireline	$65.5	$67.7	$133.1
Wireless	34.7	37.4	72.1
Technology Solutions	37.9	45.7	83.6
Corporate and eliminations	(5.0)	(5.5)	(10.4)

Total cost of services and products	$133.1	$145.3	$278.4

Selling, General & Administrative
Wireline	$37.9	$38.4	$76.3
Wireless	17.1	16.5	33.6
Technology Solutions	6.8	6.3	13.1
Corporate and eliminations	3.7	4.6	8.3

Total selling, general & administrative	$65.5	$65.8	$131.3

Depreciation and Amortization
Wireline	$25.8	$26.0	$52.0
Wireless	9.2	9.3	18.4
Technology Solutions	1.3	1.5	2.8
Corporate and eliminations	—	—	—

Total depreciation and amortization	$36.3	$36.8	$73.2

Restructuring charges
Wireline	$2.4	$—	$2.4
Wireless	—	—	—
Technology Solutions	—	—	—
Corporate and eliminations	0.1	0.1	0.2

Total restructuring charges	$2.5	$0.1	$2.6

Operating Income
Wireline	$72.1	$72.0	$144.0
Wireless	7.5	10.3	17.9
Technology Solutions	2.5	4.0	6.5
Corporate and eliminations	(4.2)	(5.2)	(9.5)

Total operating income	$77.9	$81.1	$158.9

Note:    The summation of quarterly results will not necessarily equal the YTD totals due to rounding.

Cincinnati Bell Inc.

Segment Information

(Unaudited)

(dollars in millions)

	2006
	Three months ended
	Mar 31	Jun 30	Sep 30	Dec 31	Annual

Revenue
Wireline	$202.0	$203.4	$202.5	$202.4	$810.4
Wireless	61.8	66.4	65.0	68.8	262.0
Technology Solutions	38.8	58.2	57.3	62.3	216.6
Corporate and eliminations	(4.4)	(4.7)	(4.7)	(5.0)	(18.9)

Total revenue	$298.2	$323.3	$320.1	$328.5	$1,270.1

Cost of Services and Products
Wireline	$65.3	$63.6	$65.9	$69.1	$264.1
Wireless	36.2	38.1	35.4	36.3	146.1
Technology Solutions	30.5	48.0	45.8	50.9	175.2
Corporate and eliminations	(4.0)	(4.2)	(4.2)	(4.5)	(17.1)

Total cost of services and products	$128.0	$145.5	$142.9	$151.8	$568.3

Selling, General & Administrative
Wireline	$34.5	$36.2	$37.7	$37.0	$145.5
Wireless	14.3	15.1	15.8	17.4	62.6
Technology Solutions	5.2	5.4	5.4	5.9	21.9
Corporate and eliminations	4.3	5.0	0.6	4.4	14.2

Total selling, general & administrative	$58.3	$61.7	$59.5	$64.7	$244.2

Depreciation and Amortization
Wireline	$26.1	$26.0	$27.2	$26.9	$106.2
Wireless	7.5	8.7	7.5	9.4	33.1
Technology Solutions	0.8	1.0	0.9	1.0	3.7
Corporate and eliminations	—	—	—	0.1	—

Total depreciation and amortization	$34.4	$35.7	$35.6	$37.4	$143.0

Restructuring Charges, Shareholder Claim Settlement, and Gain on Sale of Broadband Assets
Wireline	$—	$—	$3.0	$(0.2)	$2.8
Wireless	—	—	—	—	—
Technology Solutions	—	—	—	—	—
Corporate and eliminations	6.4	(2.8)	(4.4)	0.1	(0.7)

Total restructuring charges, shareholder claim settlement, and gain on sale of broadband assets	$6.4	$(2.8)	$(1.4)	$(0.1)	$2.1

Operating Income
Wireline	$76.1	$77.6	$68.7	$69.6	$291.8
Wireless	3.8	4.5	6.3	5.7	20.2
Technology Solutions	2.3	3.8	5.2	4.5	15.8
Corporate and eliminations	(11.1)	(2.7)	3.3	(5.1)	(15.3)

Total operating income	$71.1	$83.2	$83.5	$74.7	$312.5

Note:    The summation of quarterly results will not necessarily equal the annual totals due to rounding.

Cincinnati Bell Inc.

Segment Information

(Unaudited)

(dollars in millions)

	2005
	Three months ended
	Mar 31	Jun 30	Sep 30	Dec 31	Annual
Revenue
Wireline	$205.2	$205.4	$203.1	$204.1	$817.7
Wireless	61.2	60.3	58.2	57.8	237.5
Technology Solutions	27.1	54.5	43.5	47.5	172.7
Corporate and eliminations	(4.9)	(4.8)	(4.5)	(4.1)	(18.3)

Total revenue	$288.6	$315.4	$300.3	$305.3	$1,209.6

Cost of Services and Products
Wireline	$64.1	$65.0	$64.2	$67.0	$260.1
Wireless	29.3	28.0	34.9	37.1	129.3
Technology Solutions	20.3	45.1	35.6	38.4	139.5
Corporate and eliminations	(4.5)	(4.4)	(4.1)	(3.7)	(16.6)

Total cost of services and products	$109.2	$133.7	$130.6	$138.8	$512.3

Selling, General & Administrative
Wireline	$37.7	$35.9	$36.4	$33.3	$143.3
Wireless	13.4	13.6	14.2	14.9	56.1
Technology Solutions	4.1	4.5	4.4	4.4	17.4
Corporate and eliminations	2.9	3.4	0.8	(2.9)	4.2

Total selling, general & administrative	$58.1	$57.4	$55.8	$49.7	$221.0

Depreciation and Amortization
Wireline	$27.5	$27.3	$27.6	$27.6	$110.1
Wireless	14.9	20.2	13.2	13.1	61.5
Technology Solutions	0.5	0.6	0.7	0.6	2.3
Corporate and eliminations	0.1	0.3	0.3	0.2	0.8

Total depreciation and amortization	$43.0	$48.4	$41.8	$41.5	$174.7

Asset Impairments, Restructuring Charges, and Other Charges (Credits)
Wireline	$—	$—	$—	$1.5	$1.5
Wireless	23.7	—	—	18.6	42.3
Technology Solutions	(0.1)	—	—	0.2	0.1
Corporate and eliminations	(0.5)	—	—	(0.6)	(1.1)

Total asset impairments, restructuring charges, and other charges (credits)	$23.1	$—	$—	$19.7	$42.8

Operating Income/(loss)
Wireline	$75.9	$77.2	$74.9	$74.7	$302.7
Wireless	(20.1)	(1.5)	(4.1)	(25.9)	(51.7)
Technology Solutions	2.3	4.3	2.8	3.9	13.4
Corporate and eliminations	(2.9)	(4.1)	(1.5)	2.9	(5.6)

Total operating income	$55.2	$75.9	$72.1	$55.6	$258.8

Note:    The summation of quarterly results will not necessarily equal the annual totals due to rounding.

Cincinnati Bell Inc.

Reconciliation of Adjusted EBITDA (Non-GAAP) to Operating Income (GAAP)

(Unaudited)

(dollars in millions)

	2005					2006					2007
	Three months ended					Three months ended					Three months ended
	Mar 31	Jun 30	Sep 30	Dec 31	Annual	Mar 31	Jun 30	Sep 30	Dec 31	Annual	Mar 31	Jun 30	YTD
Wireline
Operating Income (GAAP)	$75.9	$77.2	$74.9	$74.7	$302.7	$76.1	$77.6	$68.7	$69.6	$291.8	$72.1	$72.0	$144.0

Add:
Depreciation and amortization	27.5	27.3	27.6	27.6	110.1	26.1	26.0	27.2	26.9	106.2	25.8	26.0	52.0
Restructuring charges	—	—	—	1.5	1.5	—	—	3.0	(0.2)	2.8	2.4	—	2.4

EBITDA (Non-GAAP)	$103.4	$104.5	$102.5	$103.8	$414.3	$102.2	$103.6	$98.9	$96.3	$400.8	$100.3	$98.0	$198.4

	2005					2006					2007
	Three months ended					Three months ended					Three months ended
	Mar 31	Jun 30	Sep 30	Dec 31	Annual	Mar 31	Jun 30	Sep 30	Dec 31	Annual	Mar 31	Jun 30	YTD
Wireless
Operating Income/(loss) (GAAP)	$(20.1)	$(1.5)	$(4.1)	$(25.9)	$(51.7)	$3.8	$4.5	$6.3	$5.7	$20.2	$7.5	$10.3	$17.9

Add:
Depreciation and amortization	14.9	20.2	13.2	13.1	61.5	7.5	8.7	7.5	9.4	33.1	9.2	9.3	18.4
Asset impairments and other charges	23.7	—	—	18.6	42.3	—	—	—	—	—	—	—	—

EBITDA (Non-GAAP)	$18.5	$18.7	$9.1	$5.8	$52.1	$11.3	$13.2	$13.8	$15.1	$53.3	$16.7	$19.6	$36.3

	2005					2006					2007
	Three months ended					Three months ended					Three months ended
	Mar 31	Jun 30	Sep 30	Dec 31	Annual	Mar 31	Jun 30	Sep 30	Dec 31	Annual	Mar 31	Jun 30	YTD
Technology Solutions
Operating Income (GAAP)	$2.3	$4.3	$2.8	$3.9	$13.4	$2.3	$3.8	$5.2	$4.5	$15.8	$2.5	$4.0	$6.5

Add:
Depreciation and amortization	0.5	0.6	0.7	0.6	2.3	0.8	1.0	0.9	1.0	3.7	1.3	1.5	2.8
Restructuring charges, asset impairments and other charges	(0.1)	—	—	0.2	0.1	—	—	—	—	—	—	—	—

EBITDA (Non-GAAP)	$2.7	$4.9	$3.5	$4.7	$15.8	$3.1	$4.8	$6.1	$5.5	$19.5	$3.8	$5.5	$9.3

Note:    The summation of quarterly results will not necessarily equal the annual and YTD totals due to rounding.